SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              January 28, 2005
                              ----------------
                               Date of Report
                     (Date of earliest event reported)


                             MILLER PETROLEUM, INC.
                             ----------------------
           (Exact name of registrant as specified in its charter)

  TENNESSEE                      33-2249-FW                   62-1028629
  ---------                      ----------                   ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                                 3651 Baker Highway
                            Huntsville, Tennessee 37756
                            ----------------------------
                   (Address of Principal Executive Offices)

                                  (423) 663-9457
                                  --------------
                       (Registrant's Telephone Number)

                                       N/A
        (Former Name or Former Address if changed Since Last Report)

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          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 4.01   Changes in Registrant's Certifying Accountant.
            ----------------------------------------------

          Butch Grubb, CPA has audited the Company's financial statements for the past year.

          On January 28, 2005, the Company's Board of Directors voted to engage Roderfer Moss & Company, PLLC, of Knoxville, Tennessee, to serve as its new independent auditor.

          There were no disagreements between the Company and Butch Grubb, CPA whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

          The Independent Auditors' Report of Butch Grubb, CPA with respect to the Company's audited financial statements for the year ended April 30, 2004, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the Company's most recent calendar years, and since then, Butch Grubb, CPA, has not advised the Company that any of the following exists or is applicable:

          (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist;

          (2) That information has come to their attention that has made them unwilling to rely on management's representations or unwilling to be associated with the financial statements prepared by management;

          (3) That the scope of its audit should be expanded significantly, or that information has come to their attention that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to the accountant's satisfaction prior to its resignation.

          The Company has provided Butch Grubb, CPA, with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of the response letter of Butch Grubb, CPA, is filed herewith as Exhibit No. 16 and is incorporated herein by this reference.

         (c) Exhibits.


Description of Exhibit                       Exhibit Number
----------------------                          --------------

Letter on change in certifying accountant            16

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 3, 2005              MILLER PETROLEUM, INC.


                                By:/s/Deloy Miller
                                    ------------------------
                                    Deloy Miller
                                    Chief Executive Officer

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